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                                                                    EXHIBIT 10.2


                                        AMENDMENT NO. 4 dated as of May 15th ,
                                        2002 to the Credit, Security, Guaranty
                                        and Pledge Agreement dated as of August
                                        31, 2001 as amended as of December 14,
                                        2001, December 31, 2001 and March 29,
                                        2002, among Crown Media Holdings, Inc.
                                        (the "Borrower"), the Guarantors named
                                        therein, the Lenders referred to therein and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent and as Issuing Bank for the Lenders (the "Agent") (the "Credit Agreement").



                             INTRODUCTORY STATEMENT

         WHEREAS, the Lenders have made available to the Borrower a credit facility pursuant to the terms of the Credit Agreement.

         WHEREAS, the Borrower has requested certain amendments to the Credit Agreement and the Lenders and the Agent have agreed to such amendments, all on the terms and subject to the conditions hereinafter set forth.

         NOW THEREFORE, the parties hereto hereby agree as follows:

         Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

         Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

                  (A) The definition of "Net Worth" is hereby amended to read in its entirety as follows:

                  "'Net Worth' shall mean, at the date of determination and without duplication, the amount of total stockholders' equity (including capital stock and retained earnings less any Redeemable Stock and deficit) of the Borrower and its Consolidated Subsidiaries. Notwithstanding the foregoing, Net Worth shall include, without double counting, (i) the net proceeds realized from the sale of the portion of Trust Preferred Securities included in the audited consolidated financial statements of the Borrower under the caption "Guaranteed Preferred Beneficial Interest in Crown Media Trust's Debentures" and
         (ii) the preferred shares of the Borrower held by National Interfaith Cable Coalition included in the audited consolidated financial statements of the Borrower under the caption "Minority Interests" in an amount not to exceed $25 million."




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                  (B) Article 1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical sequence:

                  "'Redeemable Stock' shall mean any equity interest of the Borrower or any of its Consolidated Subsidiaries that by its terms or otherwise is required to be redeemed or is redeemable at the option of the holder thereof or of any third party other than the Borrower or one of its Consolidated Subsidiaries."

                  (C) Section 6.24 of the Credit Agreement is hereby amended by
(i) adding the word "gross" before the words "Subscriber revenue" appearing in clause (iii) thereof and (ii) by amending clause 6.24(iii)(v) to read: "(v) for fiscal year 2002, $19,500,000 for each quarter thereof."

         Section 3. Consent. The Borrower has requested that the Agent and the Lenders consent to a waiver of compliance by the Borrower of the portion of
Section 6.24(iii)(v) relating to Subscriber revenue for the first quarter of fiscal year 2002 of the Credit Agreement. At the request of the Borrower, each Lender by its signature hereto hereby consents to Subscriber revenues for the first quarter of fiscal year 2002 being not less than $19,500,000.

         Section 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 4 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

                  (A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and the Required Lenders.

         Section 5. Representations and Warranties of the Credit Parties. Each Credit Party represents and warrants that:

                  (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

                  (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

         Section 6. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.



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         Section 7. Fundamental Documents. This Amendment is designated a
Fundamental Document by the Agent.

         Section 8. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

         Section 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         Section 11. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

         Section 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.




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         IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                                    BORROWER:

                                    CROWN MEDIA HOLDINGS, INC.



                                    By /s/  C. Stanford
                                       ----------------------------------------
                                         Name: C. Stanford
                                         Title: Executive Vice President

                                    GUARANTORS:

                                    CM INTERMEDIARY, LLC
                                    CROWN MEDIA INTERNATIONAL, LLC
                                    CROWN MEDIA INTERNATIONAL (SINGAPORE) INC.
                                    CROWN ENTERTAINMENT LIMITED
                                    CROWN MEDIA DISTRIBUTION, LLC
                                    CROWN MEDIA INTERNATIONAL (HK)
                                         LIMITED
                                    HEN, LLC
                                    HEN (L) LTD.
                                    HM HOLDINGS OF DELAWARE LLC
                                    CROWN MEDIA UNITED STATES, LLC
                                    HM INTERMEDIARY LLC
                                    CITI TEEVEE, LLC
                                    DOONE CITY PICTURES, LLC
                                    HALLMARK INDIA PRIVATE LIMITED



                                    By: /s/ C. Stanford
                                        ---------------------------------------
                                         Name: C. Stanford
                                         Title: VP






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                                    LENDERS:

                                    JPMORGAN CHASE BANK (f/k/a
                                    The Chase Manhattan Bank),
                                    individually and as Issuing
                                    Bank and Agent



                                    By /s/ Dennis Heffernan
                                       ---------------------------------------
                                       Name: Dennis Heffernan
                                       Title: Vice President

                                    BANK OF AMERICA, N. A.



                                    By /s/ Steven P. Renwick
                                       ---------------------------------------
                                       Name: Steven P. Renwick
                                       Title: Principal

                                    CREDIT SUISSE FIRST BOSTON



                                    By /s/ Jay Chall
                                       ---------------------------------------
                                       Name: Jay Chall
                                       Title: Director


                                    By /s/ Jeffrey Bernstein
                                       ---------------------------------------
                                       Name: Jeffrey Bernstein
                                       Title: Vice President


                                    CITICORP USA, INC.

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:



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                              DEUTSCHE BANK AG NEW YORK BRANCH



                              By
                                 ---------------------------------------------
                                 Name:
                                 Title:



                              By
                                 ---------------------------------------------
                                 Name:
                                 Title:

                              ROYAL BANK OF CANADA

                              By /s/ Barbara Meijer
                                 ---------------------------------------------
                                 Name: Barbara Meijer
                                 Title: Managing Director

                              ABN AMRO BANK N.V.



                              By
                                 ---------------------------------------------
                                 Name:
                                 Title:



                              By
                                 ---------------------------------------------
                                 Name:
                                 Title:

                              BANK ONE, NA (Main Office Chicago)



                              By /s/ Susan Ergastolo
                                 ---------------------------------------------
                                 Name: Susan Ergastolo
                                 Title: Vice President




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                              WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                              NEW YORK BRANCH



                              By
                                 ---------------------------------------------
                                 Name:
                                 Title:




                              By
                                 ---------------------------------------------
                                 Name:
                                 Title:




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